                                                                     Exhibit 4.5

THIS AMENDMENT AGREEMENT is made the 13/th/ day of December 2001

BETWEEN

(1)    APW ELECTRONICS GROUP PLC (formerly Vero Group PLC)

(2) APW ELECTRONICS OVERSEAS INVESTMENTS LIMITED (formerly Vero Electronics Overseas Investments Limited)

(3)    APW ELECTRONICS LIMITED (formerly Vero Electronics Limited)

(4)    APW ENCLOSURES AB (formerly Vero Enclosures AB)

(5)    APW ELECTRONICS GmbH (formerly Vero Electronics GmbH)

(6)    VERO ELECTRONICS Inc.

(7)    APW ENCLOSURES S.A. (formerly Vero Electronics S.A.) and

(8) APW ELECTRONICS S.r. L (formerly Vero Electronics S.r.L.) (each a "RBS Borrower" and together the "RBS Borrowers");

(9)    THE ROYAL BANK OF SCOTLAND plc ("RBS")

(10) APW ENCLOSURES PRODUCTS & SYSTEMS LIMITED and each of its subsidiaries set out in Schedule 1 (each a "Natwest Borrower", together the "Natwest Borrowers" and, together with the RBS Borrowers the "Borrowers"); and

(11)   NATIONAL WESTMINSTER BANK PLC ("Natwest").

WHEREAS

(A) RBS and the RBS Borrowers entered into a (pound)27,500,000 revolving credit facility dated 24 October 1995 (as subsequently amended by two amendment agreements dated 15 May 1998 and 22 May 1998 respectively) (the "RBS Facility Agreement"). The RBS Facility Agreement was subsequently amended and restated under an amendment agreement dated 15 May 2001 and as further amended by an amendment agreement dated 27 September 2001.

(B) NatWest and the NatWest Borrowers entered into a (pound)27,000,000 multi-line facility dated 20 April 2000 (the "Natwest Facility Agreement"). The Natwest Facility Agreement was subsequently amended and restated under an amendment agreement dated 15 May 2001 and as further amended by an amendment agreement dated 27 September 2001.

(C) On 31 July 2000, APW Ltd, APW North America, Inc., APW Holdings (Denmark) APS, certain financial institutions, Bank One, N.A., as syndication agent, The Chase Manhattan Bank as documentation agent and Bank of America, National Association as administrative agent (the "US Agent") entered into a multicurrency agreement (as subsequently amended and restated on and with effect from 15 May 2001 and as further amended by a first amendment agreement dated 27 September 2001) (the "Multicurrency Agreement")

(D) RBS, Natwest, the US Agent and others entered into an intercreditor agreement dated 15th May 2001 regulating, inter alia, the application of recoveries under the RBS Facility Agreement, the Natwest Facility Agreement and the Multicurrency Agreement (the "Intercreditor Agreement").

________________________________________________________________________________

(E) Under a second amendment to the Multicurrency Agreement dated of even date herewith (the "Second Amendment Agreement"), the parties to the Multicurrency Agreement agreed to amend the Multicurrency Agreement in certain respects. RBS and Natwest have agreed to make equivalent amendments to the RBS Facility Agreement and the Natwest Facility Agreement.

(F) The parties wish to enter into this Agreement to record the basis on which the RBS Facility Agreement and the Natwest Facility Agreement are being amended.

 IT IS AGREED as follows:-

1      DEFINITIONS AND INTERPRETATION

       In this Agreement, except where the context otherwise requires, words and expressions defined and references construed in the RBS Facility Agreement or the NatWest Facility Agreement (but not defined or construed in this Agreement) shall have the same meaning herein.

2      AMENDMENT OF FACILITY AGREEMENTS

2.1 With effect from the date hereof, subject only to Clause 3.1, it is agreed that, insofar as they are inconsistent with those provisions contained in the Second Amendment Agreement specified in Clauses 2.1.1 to
       2.1.6 below (but only as such provisions are in force as at the date of this Agreement), the terms of the RBS Facility Agreement and the Natwest Facility Agreement shall each be deemed to be amended, to the extent necessary to make them consistent with the following provisions:-

       2.1.1  Section 1.3 - Net Proceeds of Disposition of Assets;

       2.1.2  Section 1.4 - Fees;

       2.1.3  Section 1.5 - Audit Report;

       2.1.4  Section 1.6 - Quarterly Financial Covenants;

       2.1.5  Section 1.7 - Monthly Financial Covenant

       2.1.6 Section 1.8 - Restricted Payments insofar as it relates to permitting the payment of dividends of $42,000 semi-annually on the preferred stock of McLean Midwest Corporation;

2.2    Interest and Fees

       All accrued interest and fees payable under the RBS Facility Agreement and the NatWest Facility Agreement shall notwithstanding any provision to the contrary contained therein, be due on the last Banking Day (as defined in the RBS Facility Agreement) of each calendar month, including, without prejudice to the generality of the foregoing:

       2.2.1 interest payable in respect of the Overdraft and Short Term Advances Option contained in the RBS Facility Agreement; and

       2.2.2 interest payable in respect of the Loan, Corporate Dealing Line, Overdraft and, if applicable, the Ancillaries (as defined therein) contained in the NatWest Facility Agreement.

________________________________________________________________________________

2.3    Mandatory Prepayment

       Upon the disposition of any assets of APW Ltd or any of its Subsidiaries or the occurrence of any of the other events listed in Clause 2.8(b) of the Multicurrency Agreement that results in a reduction in the Combined Commitments (as defined in the Multicurrency Agreement), the Combined Commitments shall, to the extent specified in such Clause 2.8(b), be reduced, in the manner set forth in the Intercreditor Agreement, RBS and NatWest are each hereby authorised to take such steps as are necessary to effect the resulting reduction in the UK Commitments (as defined in the Intercreditor Agreement).

2.4 The parties agree to be bound by the RBS Facility Agreement and the Natwest Facility Agreement, each as amended.

3      CONDITIONS PRECEDENT AND SUBSEQUENT TO THIS AMENDMENT AND RESTATEMENT
       AGREEMENT

3.1 This Agreement shall become effective once RBS, for itself and on behalf of Natwest, has received both (a) the Second Amendment Agreement duly executed, dated the date hereof, in form and substance satisfactory to RBS, such Second Amendment Agreement being conditional at that stage only on receipt of this Agreement by the Administrative Agent (as defined therein) and (b) an amendment to the First Tranche Warrant Certificate and a Second Tranche Warrant Certificate in the form attached as Exhibit B and C to the Second Amendment Agreement giving RBS (on behalf of itself and NatWest) such rights in respect of additional shares in APW Ltd as may be agreed between APW Ltd, the Agent under the Muticurrency Agreement and RBS.

3.2 It shall be a condition subsequent to this Agreement that RBS shall have received in a form and substance satisfactory to it within 15 days of the date of this Agreement, a copy, certified as true and up to date copy by the Secretary of each UK Obligor, of a resolution of the board of directors of such UK Obligor approving the execution and delivery of this Agreement and the performance of its obligations hereunder and authorising a person or persons (specified by name) on behalf of each UK Obligor to sign and deliver this Agreement and any other documents to be delivered by it pursuant thereto.

4      GENERAL

4.1 The Borrowers hereby undertake that the Representations and Warranties set out in Clause 12 of the RBS Facility Agreement are true and accurate as of the date of this Agreement and represent and warrant to each of RBS and Natwest in the same terms as the representations and warranties contained in Clause 3 of the Second Amendment Agreement.

4.2 RBS and Natwest shall each be paid an amendment fee of 10 basis points on their Commitment under the Multicurrency Agreement and their commitments under the RBS Facility Agreement and the Natwest Facility Agreement on the date on which the amendment fee is payable to each Bank (as defined therein) in accordance with Section 1.10 of the Second Amendment Agreement.

4.3 All other terms and conditions of the Facility Agreement remain unchanged, save that the creation of the security evidenced by the Collateral Documents and all other security created in favour of the Security Trustee and the Bank is expressly permitted.

________________________________________________________________________________

4.4 A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or enjoy the benefit of any term of this Agreement.

4.5 The Borrowers shall on demand reimburse RBS and Natwest all reasonable costs including fees, costs and expenses (including legal fees and expenses) incurred in or in connection with the negotiation and execution of the Agreement shall pay all stamp, registration and other taxes to which any such document is, or at any time may be, subject and shall indemnify RBS and Natwest against any liabilities, expenses, costs or claims resulting from any failure to pay, or any delay in paying, such tax.

4.6 For the avoidance of doubt, this Agreement shall constitute a UK Finance Document (as defined in the RBS Facility and NatWest Facility).

4.7 This Agreement shall be governed by and construed in accordance with the laws of England and the parties hereto submit to the jurisdiction of the English courts.








________________________________________________________________________________

                                    Schedule

Company                                Registered Number        Registered Office
APW Enclosure Products & Systems       3618668                  Electron Way, Chandlers Ford, Eastleigh,
Limited                                                         Hampshire, SO53 4ZR

APW Enclosure Systems (UK) Limited     962534                   Electron Way, Chandlers Ford, Eastleigh,
                                                                Hampshire, SO53 4ZR

APW Investments UK Limited             2873016                  Electron Way, Chandlers Ford, Eastleigh,
                                                                Hampshire, SO53 4ZR

APW Holdings (UK) Limited              2894364                  Electron Way, Chandlers Ford, Eastleigh,
                                                                Hampshire, SO53 4ZR

Rubicon Finance Limited                2868702                  Electron Way, Chandlers Ford, Eastleigh,
                                                                Hampshire, SO53 4ZR

APW Holdings (Europe) Limited          2868712                  Electron Way, Chandlers Ford, Eastleigh,
                                                                Hampshire, SO53 4ZR

APW Electronics Group plc              02889677                 Electron Way, Chandlers Ford, Eastleigh,
                                                                Hampshire, SO53 4ZR

APW Electronics Overseas Investments   02889679                 Electron Way, Chandlers Ford, Eastleigh,
Limited                                                         Hampshire, SO53 4ZR

APW Electronics Limited                00701364                 Electron Way, Chandlers Ford, Eastleigh,
                                                                Hampshire, SO53 4ZR

APW Power Supplies Limited             02037578                 Narrow Quay House, Narrow Quay, Bristol,
                                                                BS1 4AH

Applied Power Limited                  03528602                 Electron Way, Chandlers Ford, Eastleigh,
                                                                Hampshire, SO53 4ZR

APW Enclosure Systems Holdings         03618666                 Electron Way, Chandlers Ford, Eastleigh,
Limited                                                         Hampshire, SO53 4ZR

APW Enclosure Systems plc              98900                    Electron Way, Chandlers Ford, Eastleigh,
                                                                Hampshire, SO53 4ZR

APW Galway Limited                     67768                    Ballybrit Business Park, Ballybrit,
                                                                Galway, Republic of Ireland

APW New Forest Limited                 1357306                  Electron Way, Chandlers Ford, Eastleigh,
                                                                Hampshire, SO53 4ZR

________________________________________________________________________________

SIGNED FOR AND ON BEHALF OF:-

THE ROYAL BANK OF SCOTLAND plc

By: /s/ Ian Roberts
        Ian Roberts
        Manager, Specialised Lending Services



SIGNED FOR AND ON BEHALF OF:-

NATIONAL WESTMINSTER BANK  PLC

By: /s/ Ian Roberts
        Ian Roberts
        Manager, Specialised Lending Services



THE RBS BORROWERS

APW ELECTRONICS GROUP PLC

By: /s/ Todd A. Adams
        Todd A. Adams




APW ELECTRONICS OVERSEAS INVESTMENTS LIMITED

By: /s/ Todd A. Adams
        Todd A. Adams




APW ELECTRONICS LIMITED

By: /s/ Todd A. Adams
        Todd A. Adams




APW ENCLOSURES AB

By:







APW ELECTRONICS GmbH

By: /s/ John Stephenson
        Geschaftsfuhrer



________________________________________________________________________________

SIGNED FOR AND ON BEHALF OF:-

THE ROYAL BANK OF SCOTLAND plc

By:





SIGNED FOR AND ON BEHALF OF:-

NATIONAL WESTMINSTER BANK  PLC

By:





THE RBS BORROWERS

APW ELECTRONICS GROUP PLC

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary



APW ELECTRONICS OVERSEAS INVESTMENTS LIMITED

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary



APW ELECTRONICS LIMITED

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary



APW ENCLOSURES AB

By: /s/ Richard D. Carroll
        Richard D. Carroll






APW ELECTRONICS GmbH

By: /s/ Richard D. Carroll
        Richard D. Carroll



________________________________________________________________________________

VERO ELECTRONICS INC.

By: /s/ Richard D. Carroll
        Richard D. Carroll




APW ENCLOSURES S.A.

By: /s/ Richard D. Carroll
        Richard D. Carroll






APW ELECTRONICS S.r. L

By: /s/ Richard D. Carroll
        Richard D. Carroll




THE NATWEST BORROWERS

APW ENCLOSURE SYSTEMS PLC

By: /s/ Todd A. Adams
        Todd A. Adams




APW ENCLOSURE PRODUCTS & SYSTEMS LIMITED

By: /s/ Todd A. Adams
        Todd A. Adams




APW ENCLOSURE SYSTEMS (UK) LIMITED

By: /s/ Todd A. Adams
        Todd A. Adams




APW INVESTMENTS UK LIMITED

By: /s/ Todd A. Adams
        Todd A. Adams




APW HOLDINGS (UK) LIMITED

By: /s/ Todd A. Adams
        Todd A. Adams



________________________________________________________________________________

VERO ELECTRONICS INC.

By:





APW ENCLOSURES S.A.

By:







APW ELECTRONICS S.r. L

By:





THE NATWEST BORROWERS

APW ENCLOSURE SYSTEMS PLC

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary



APW ENCLOSURE PRODUCTS & SYSTEMS LIMITED

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary



APW ENCLOSURE SYSTEMS (UK) LIMITED

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary



APW INVESTMENTS UK LIMITED

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary



APW HOLDINGS (UK) LIMITED

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary


________________________________________________________________________________

RUBICON FINANCE LIMITED

By: /s/ Todd A. Adams
        Todd A. Adams






APW HOLDINGS (EUROPE) LIMITED

By: /s/ Todd A. Adams
        Todd A. Adams




APW ELECTRONICS GROUP PLC

By: /s/ Todd A. Adams
        Todd A. Adams





APW ELECTRONICS OVERSEAS INVESTMENTS LIMITED

By: /s/ Todd A. Adams
        Todd A. Adams






APW ELECTRONICS LIMITED

By: /s/ Todd A. Adams
        Todd A. Adams






APW POWER SUPPLIES LIMITED

By: /s/ Richard D. Carroll
        Richard D. Carroll






APPLIED POWER LIMITED

________________________________________________________________________________

RUBICON FINANCE LIMITED

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary





APW HOLDINGS (EUROPE) LIMITED

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary





APW ELECTRONICS GROUP PLC

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary





APW ELECTRONICS OVERSEAS INVESTMENTS LIMITED

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary





APW ELECTRONICS LIMITED

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary





APW POWER SUPPLIES LIMITED

By: /s/ Jesper Bilde
        Jesper Bilde





APPLIED POWER LIMITED

________________________________________________________________________________

RUBICON FINANCE LIMITED

By:







APW HOLDINGS (EUROPE) LIMITED

By:





APW ELECTRONICS GROUP PLC

By:






APW ELECTRONICS OVERSEAS INVESTMENTS LIMITED

By:







APW ELECTRONICS LIMITED

By: /s/ [illegible in original]
        Company Secretary
        For and on Behalf of Quayseco Limited



APW POWER SUPPLIES LIMITED

By:







APPLIED POWER LIMITED

________________________________________________________________________________

By: /s/ Todd A. Adams
        Todd A. Adams





APW ENCLOSURE SYSTEMS HOLDINGS LIMITED

By: /s/ Todd A. Adams
        Todd A. Adams





APW GALWAY LIMITED

By:






APW NEW FOREST LIMITED

By: /s/ Todd A. Adams
        Todd A. Adams





________________________________________________________________________________

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary





APW ENCLOSURE SYSTEMS HOLDINGS LIMITED

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary




APW GALWAY LIMITED

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary




APW NEW FOREST LIMITED

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary



________________________________________________________________________________

                              AGREEMENT AND CONSENT
                              ---------------------

The undersigned Guarantors hereby agree and consent, as at the date and year first above written, to the terms and provisions of the foregoing amendment Agreement, and agree that the guarantee documents and facility agreements executed by the undersigned Guarantors shall remain in full force and effect notwithstanding the provisions of the foregoing amendment Agreement.

Wrightline Limited

By: /s/ P.L. Harricote
        P.L. Harricote
        Director





Applied Power Limited

By: /s/ Todd A. Adams
        Todd A. Adams





APW Electronics Limited

By: /s/ Todd A. Adams
        Todd A. Adams





APW Electronics Overseas Investments Limited

By: /s/ Todd A. Adams
        Todd A. Adams





APW Enclosure Products and Systems Limited

By: /s/ Todd A. Adams
        Todd A. Adams





________________________________________________________________________________

                              AGREEMENT AND CONSENT
                              ---------------------

The undersigned Guarantors hereby agree and consent, as at the date and year first above written, to the terms and provisions of the foregoing amendment Agreement, and agree that the guarantee documents and facility agreements executed by the undersigned Guarantors shall remain in full force and effect notwithstanding the provisions of the foregoing amendment Agreement.

Wrightline Limited

By: /s/ Richard D. Carroll
        Richard D. Carroll





Applied Power Limited

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary





APW Electronics Limited

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary





APW Electronics Overseas Investments Limited

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary





APW Enclosure Products and Systems Limited

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary





________________________________________________________________________________

APW Enclosure Systems (UK) Limited

By: /s/ Todd A. Adams
        Todd A. Adams



APW Enclosure Systems Holdings Limited

By: /s/ Todd A. Adams
        Todd A. Adams



APW Enclosure Systems plc

By: /s/ Todd A. Adams
        Todd A. Adams



APW Holdings (Europe) Limited

By: /s/ Todd A. Adams
        Todd A. Adams



APW Holdings (UK) Limited

By: /s/ Todd A. Adams
        Todd A. Adams



APW Investments UK Limited

By: /s/ Todd A. Adams
        Todd A. Adams



APW New Forest Ltd

By: /s/ Todd A. Adams
        Todd A. Adams



--------------------------------------------------------------------------------

APW Enclosure Systems (UK) Limited

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary




APW Enclosure Systems Holdings Limited

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary




APW Enclosure Systems plc

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary




APW Holdings (Europe) Limited

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary




APW Holdings (UK) Limited

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary




APW Investments UK Limited

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary




APW New Forest Ltd

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary




--------------------------------------------------------------------------------

High Speed Production (Holdings) Limited

By: /s/ Todd A. Adams
        Todd A. Adams



Rubicon Finance Limited

By: /s/ Todd A. Adams
        Todd A. Adams



APW Power Supplies Ltd

By: /s/ Richard D. Carroll
        Richard D. Carroll



APW Electronics Group Plc

By: /s/ Todd A. Adams
        Todd A. Adams



Towerflame Limited

By: /s/ Richard D. Carroll
        Richard D. Carroll



Air Cargo Equipment (UK) Limited

By: /s/ Richard D. Carroll
        Richard D. Carroll



APW Finance Limited

By: /s/ Richard D. Carroll
        Richard D. Carroll



--------------------------------------------------------------------------------

High Speed Production (Holdings) Limited

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary



Rubicon Finance Limited

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary



APW Power Supplies Ltd

By: /s/ [illegible in original]
        Company Secretary
        For and on Behalf of Quayseco Limited



APW Electronics Group Plc

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary




Towerflame Limited

By:




Air Cargo Equipment (UK) Limited

By:




APW Finance Limited

By:

--------------------------------------------------------------------------------

Zero McLean Europe Ltd

By:




Zero Cases Europe Ltd

By:




McLean Europe Ltd

By:




East Anglian Metal Merchants Ltd

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary




Electroncis Packaging Ltd

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary




VERO Connectors Ltd

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary




VERO Electroncis (Exports) Ltd

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary




--------------------------------------------------------------------------------

Zero McLean Europe Ltd

By: /s/ Richard D. Carroll
        Richard D. Carroll



Zero Cases Europe Ltd

By: /s/ Richard D. Carroll
        Richard D. Carroll



McLean Europe Ltd

By: /s/ Richard D. Carroll
        Richard D. Carroll



East Anglian Metal Merchants Ltd

By: /s/ Todd A. Adams
        Todd A. Adams



Electroncis Packaging Ltd

By: /s/ Todd A. Adams
        Todd A. Adams



VERO Connectors Ltd

By: /s/ Todd A. Adams
        Todd A. Adams



VERO Electroncis (Exports) Ltd

By: /s/ Todd A. Adams
        Todd A. Adams

--------------------------------------------------------------------------------

VERO Circuitboards Ltd

By: /s/ Todd A. Adams
        Todd A. Adams

Imhof-Bedco Ltd

By: /s/ Todd A. Adams
        Todd A. Adams



Imhof-Bedco Standard Products Ltd

By: /s/ Todd A. Adams
        Todd A. Adams



Imhof-Bedco Special Products Ltd

By: /s/ Todd A. Adams
        Todd A. Adams



Instant Finishers Ltd

By: /s/ Todd A. Adams
        Todd A. Adams



Malcoe Enclosures Ltd

By: /s/ Todd A. Adams
        Todd A. Adams



Malcoe Security Products Ltd

By: /s/ Todd A. Adams
        Todd A. Adams

--------------------------------------------------------------------------------

VERO Circuitboards Ltd

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary

Imhof-Bedco Ltd

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary


Imhof-Bedco Standard Products Ltd

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary


Imhof-Bedco Special Products Ltd

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary


Instant Finishers Ltd

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary


Malcoe Enclosures Ltd

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary


Malcoe Security Products Ltd

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary

--------------------------------------------------------------------------------

Malcoe Telecommunications Ltd

By: /s/ Todd A. Adams
        Todd A. Adams



Beeley Wood Holdings Ltd

By: /s/ Todd A. Adams
        Todd A. Adams



HSP Sheffield Ltd

By: /s/ Todd A. Adams
        Todd A. Adams



High Speed Production (Scotland) Ltd

By: /s/ Todd A. Adams
        Todd A. Adams



HSP Strathclyde Ltd

By: /s/ Todd A. Adams
        Todd A. Adams

--------------------------------------------------------------------------------

Malcoe Telecommunications Ltd

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary


Beeley Wood Holdings Ltd

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary


HSP Sheffield Ltd

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary


High Speed Production (Scotland) Ltd

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary


HSP Strathclyde Ltd

By: /s/ Samantha Kirby
        Samantha Kirby
        Company Secretary

--------------------------------------------------------------------------------